SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /_/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                            MID-IOWA FINANCIAL CORP.


                          123 West Second Street North
                               Newton, Iowa 50208
                                 (515) 792-6236

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 20, 1997


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Mid-Iowa Financial Corp. ("Mid-Iowa" or the "Company") will be held at the office of Mid-Iowa Savings Bank, located at 123 West 2nd Street North, Newton, Iowa on January 20, 1997 at 5:00 P.M., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the election of two directors of the Company and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on November 25, 1996 are the stockholders entitled to vote at the Meeting, and any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during the ten days prior to the Meeting as well as at the Meeting.

         You are requested to complete, sign and date the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Meeting in person.

                                 By Order of the Board of Directors

                                 /s/ Kevin D. Ulmer

                                 Kevin D. Ulmer
                                 President and Chief
                                   Executive Officer

Newton, Iowa
December 19, 1996



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                            MID-IOWA FINANCIAL CORP.

                          123 West Second Street North
                               Newton, Iowa 50208
                                 (515) 792-6236

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Mid-Iowa Financial Corp., ("Mid-Iowa" or the "Company"), the holding company for Mid-Iowa Savings Bank, FSB (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Mid-Iowa Savings Bank located at 123 West 2nd Street, North, Newton, Iowa on January 20, 1997 at 5:00 P.M., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about December 19, 1996. Certain information provided herein relates to the Bank, a wholly owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company.

Voting Rights and Proxy Information

         All shares of Company common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the Board of Directors' nominees. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked as abstaining with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock present, in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Gary R. Hill, Secretary, Mid-Iowa Financial Corp., 123 West Second Street North, Newton, Iowa 50208.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on November 25, 1996 will be entitled to one vote for each share then held. As of that date, the Company had 1,650,880 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and (ii) all directors and executive officers as a group. The share amounts set forth below and elsewhere in this Proxy Statement reflect the Company's 100% stock dividend paid on February 24, 1995.

                                         Shares Beneficially        Percent of
Beneficial Owner                                Owned                  Class
----------------                                -----                  -----

Kevin D. Ulmer
123 West Second Street North
Newton, Iowa  50208(1)                        109,136                  6.61%

Gary R. Hill
123 West Second Street North
Newton, Iowa 50208(2)                          94,532                  5.67

Jerome H. and Susan B. Davis
11 Baldwin Farms North
Greenwich, Connecticut 06831(3)               103,752                  6.28

I.S.B. Bancorporation, Inc.
L.B.T. Bancorporation
First Liberty Bancorp
Winnebago County Bancorporation
4201 Westown Parkway
Suite 320
West Des Moines, Iowa  50266(4)               121,000                  7.33

Directors and executive officers
 of Mid-Iowa and the Bank
 as a group (7 persons)(5)                    401,826                 23.36

--------------
(1) Includes 81,476 shares held directly, 4,844 shares held by Mr. Ulmer's spouse and 3,616 shares held by Mr. Ulmer's minor children, with respect to which shares Mr. Ulmer may be deemed to have sole or shared voting and investment power. The amount includes 4,896 restricted shares of Common Stock granted to Mr. Ulmer under the Company's Management Recognition and Retention Plan (the "MRP"). The amount reported also includes 9,600 shares of Common Stock held by the Bank's Profit Sharing Plan and 9,600 shares of Common Stock held by the Bank's Retirement Plan. Mr. Ulmer is one of three trustees for both plans.
(2) Includes 38,266 shares held directly, 19,350 shares held by Mr. Hill's spouse and 2,400 shares held by Mr. Hill's minor children, with respect to which Mr. Hill may be deemed to have sole or shared voting and investment power. This amount includes 2,448 restricted shares of Common Stock granted to Mr. Hill under the MRP. This amount includes an option to purchase 15,316 shares of Common Stock granted under the Stock Option Plan, which is currently exercisable. The amount reported also includes 9,600 shares of Common Stock held by the Bank's Profit Sharing Plan and 9,600 shares of Common Stock held by the Bank's Retirement Plan. Mr. Hill is one of three trustees for both plans.
(3) As reported in a joint statement as of August 7, 1995, on Amendment No. 2 to Schedule 13D under the Securities Exchange Act of 1934, as amended. Mr. Jerome H. Davis and Ms. Susan B. Davis reported shared voting and dispositive power as to all of such shares.
(4) Beneficial owners represent four one-bank holding companies which beneficially own 83,000, 2000, 30,000 and 6,000 shares, respectively. The companies report joint ownership of these shares due to their existing management and ownership structures.
(5) Includes shares held directly, as well as jointly with family members or held by trust, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment powers. This amount includes awards of 7,344 restricted shares of Common Stock granted to executive officers under the MRP which have not yet vested. This amount also includes 9,600 shares held by the Bank's Profit Sharing Plan and 9,600 shares held by the Bank's Retirement Plan over which each of three directors are deemed to have shared voting and investment power as a result of their positions as trustees of both plans. The amount reported above also includes options to purchase 69,172 shares of Common Stock granted to directors and executive officers under the Stock Option Plan which options are currently exercisable. The amount reflected above excludes shares held by family members that do not live in the same household as such officers and directors, with respect to which beneficial ownership is expressly disclaimed.

                            I. ELECTION OF DIRECTORS

General

         The Company's Board of Directors is currently composed of six members, each of whom is also a director of the Bank, and, assuming Dr. Carney Loucks' election at the Meeting, will consist of seven members thereafter. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified. The directors are divided into three classes, and approximately one-third of the directors are elected annually.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved Dr. Carney D. Loucks and Mr. Ralph W. McAdoo as nominees for director of the Bank and Company for terms of three years to expire in January 2000. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which the nominee was selected.



                                                                                            Shares of
                                                                                          Common Stock
                                                                                          Beneficially
                                                                                            Owned at
                                                                   Director    Term to    November 25,      Percent of
Name                Age(1)  Position(s) Held in the Company        Since(2)     Expire      1996 (3)         Class (3)
----                ------  -------------------------------        --------    -------  -----------------   ----------

                                                     NOMINEES
                                                     --------

Carney D. Loucks      46    Director of the Company and the Bank      --         2000 (4)        --            --%

Ralph W. McAdoo       72    Director of the Company and the Bank     1975        2000 (4)    50,688 (5)      3.05

                                           DIRECTORS CURRENTLY IN OFFICE
                                           -----------------------------

Kevin D. Ulmer        45    Director, President and Chief Executive  1990        1998       109,136 (5)(6)   6.61
                            Officer of the Company and the Bank

John E. Carl          55    Director of the Company and the Bank     1984        1998        21,250          1.28

David E. Sandeen      52    Director of the Company and the Bank     1985        1998        46,848          2.82

Gary R. Hill          49    Director, Executive Vice President,      1986        1999        94,532 (5)(6)   5.67
                            Secretary and Treasurer of the
                            Company and the Bank

John Switzer          71    Director of the Company and the Bank     1972        1999        35,692          2.15

John McConeghey       73    Director Emeritus of the Company         1968        1997        82,080          4.91
                            and the Bank

                        (footnotes on the following page)

                                        3

----------------
(1)      As of September 30, 1996.

(2)      Includes service as a director of the Bank.

(3) Amount includes shares held directly and jointly with certain family members or held by trusts of which the named individual is a trustee, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. This amount also includes options to purchase 15,316, 4,896 and 19,584 shares of Common Stock held by Messrs. Hill, Carl, and McConeghey respectively, and an option to purchase 9,792 shares of Common Stock held by each remaining director who is not a full-time employee, which options are currently exercisable. The amount reported above excludes shares held by family members that do not live in the same household as such officers and directors, with respect to which beneficial ownership is expressly disclaimed.

(4)      Assuming the individual is elected at the Meeting.

(5) This amount includes 9,600 shares held by the Bank's Profit Sharing Plan and 9,600 shares held by the Bank's Retirement Plan for which Directors McAdoo, Ulmer and Hill are trustees.

(6) The amount reported above includes 4,896 and 2,448 restricted shares of Common Stock granted to Messrs. Ulmer and Hill, respectively, under the MRP.


         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Carney D. Loucks has been nominated by the Company's Board of Directors for a three-year term. Dr. Loucks has been a self-employed orthodontist in Newton and Grinnell, Iowa for the past 13 years.

         Ralph W. McAdoo has been a Director of the Bank since 1977 and of the Company since its formation. Mr. McAdoo retired as President and Secretary of the Bank in January 1990, and served the Bank in various capacities since 1967.

         Kevin D. Ulmer is President and Chief Executive Officer of the Bank and the Company, positions he has held with the Bank since January of 1990 and with the Company since its formation. He joined the Bank in September of 1989 as Executive Vice President. Prior to joining the Bank, Mr. Ulmer served as President of First Federal Savings and Loan Association of York, Nebraska from 1986 to 1989.

         John E. Carl has served as a Director of the Bank since 1984, and of the Company since its formation. He is the majority owner of Central Iowa Broadcasting, a company operating radio and television stations located in Newton and Grinnell, Iowa.

         David E. Sandeen has been a Director of the Bank since 1985, and of the Company since its formation. He is the President of Midwest Manufacturing Co., a manufacturer of auto parts, headquartered in Kellogg, Iowa, and President of JBK/CREST Engineering Co., a specialty machining shop, located in Brookland Park, Minnesota.

         Gary R. Hill has been a Director of the Bank since 1986, and of the Company since its formation. He presently serves the Bank and the Company as Executive Vice President, Secretary and Treasurer. Mr. Hill has been with the Bank since 1981.

         John Switzer has been a Director of the Bank since 1972 and of the Company since its formation. Prior to his retirement in 1993, he was a furniture retailer in Newton, Iowa and an advertising executive with the Vernon Company, also located in Newton.

         John McConeghey currently serves as a Director Emeritus of the Company and Bank. He was Chairman of the Board of the Bank from 1984 to January 1996 and of the Company since its formation to January 1996. McConeghey retired in 1984 as a marketing executive for Newton Manufacturing Co., a manufacturing firm, located in Newton, Iowa and continues to serve as director emeritus of Newton Manufacturing Co.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended September 30, 1996. During the 1996 fiscal year, no incumbent directors of the Company attended fewer than 75% of the total number of Board meetings and committee meeting held by the committees of the Board of Directors on which they served. The Company's directors are not paid a fee for serving on the Company's Board.

         The Company has standing Executive, Audit and Stock Option Committees.

         The Executive Committee is composed of Directors Ulmer, Carl and Sandeen. The Executive Committee meets, as necessary, to consider matters of general importance to Mid-Iowa. All decisions of the Executive Committee are ratified by the Board of Directors. The Executive Committee met one time during fiscal 1996.

         The Audit Committee is composed of all non-employee directors. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. This committee met once during fiscal 1996.

         The Stock Option Committee is composed of Directors Carl, McAdoo and Switzer. The Stock Option Committee is responsible for administering the Company's employee plans. The Stock Option Committee met one time during fiscal 1996.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Company. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the annual meeting.

         Meetings and Committees of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during the fiscal year ended September 30, 1996. During fiscal 1996, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Board fees are $600 per member per month for Directors whom are non-employees.

         The Board of Directors has various committees. The principal committees include Executive, Pension Administration, Audit and Compensation Committees. Directors do not receive compensation for service on or attendance at committee meetings.

         The Executive Committee of the Board of Directors generally acts in lieu of the full Board of Directors between board meetings. The current members of this committee are Directors Carl, Ulmer and Sandeen. The committee met once during fiscal 1996.

         The Pension Administration Committee consists of Directors McAdoo, Ulmer and Hill and meets as needed to establish and implement the investment policies of the employee benefit plans maintained by the Bank. The committee met once during fiscal 1996.

         The Compensation Committee establishes compensation levels for the Bank's staff. The current members of this committee are Directors McAdoo, Carl and Switzer. The committee met once during fiscal 1996.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons.

         The following table sets forth information regarding compensation paid by the Company and the Bank to their Chief Executive Officer. No other executive officer was paid in excess of $100,000 during this period.



==============================================================================================================================
                                                 SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                                                              Long Term Compensation
                                                                      ---------------------------------------


                                                                      ---------------------------------------
                          Annual Compensation                                   Awards            Payouts
                                                                      ---------------------------------------
-------------------------------------------------------------------------------------------------------------

                                                                        Restricted
      Name and                                          Other Annual       Stock      Options/      LTIP        All Other
      Principal                  Salary      Bonus      Compensation     Award(s)       SARs      Payouts     Compensation
      Position          Year      ($)         ($)           ($)             ($)          (#)        ($)          ($)(1)
------------------------------------------------------------------------------------------------------------------------------

   Kevin D. Ulmer       1996       $82,980    $22,426      $   --            $   --      --          $  --          $12,739
    President and
         CEO            1995        80,048     32,943          --                --      --             --           13,715

                        1994        77,250     33,802          --                --      --             --           13,056
==============================================================================================================================


(1) Includes the Bank's contribution of $3,095, $3,328 and $3,264 under the Bank's Profit Sharing Plan and $9,284, $9,985 and $9,792 under the Bank's
      Retirement Plan for Mr. Ulmer for fiscal 1996, 1995 and 1994, respectively. Also includes $360 in term life insurance premiums paid by the Company during fiscal 1996 on behalf of Mr. Ulmer.

      The following table provides information as to stock options exercised by the Company's Chief Executive Officer during fiscal 1996 and the value of the options held by the Chief Executive Officer on September 30, 1996.


========================================================================================================================
                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                     OPTION VALUES
------------------------------------------------------------------------------------------------------------------------
                                                                 Number of                  Value of Unexercised
                                                                Unexercised                     In-the-Money
                                                                Options at                       Options at
                                                                FY-End (#)                      FY-End ($)(1)
                                                     -------------------------------------------------------------------
                       Shares
      Name            Acquired       Value Realized     Exercisable   Unexercisable
                   on Exercise (#)         ($)              (#)            (#)          Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------------

    Kevin D.           45,628           $256,258            --              --              $ --            $ --
      Ulmer

========================================================================================================================

(1)   Represents the aggregate market value of the option (market price of the Common Stock less the exercise price).


Employment Agreements

         In October 1992, the Bank entered into an employment agreement with Kevin D. Ulmer for a three year term. The employment agreement provides for an annual base salary as determined by the Board of Directors, but not less than Mr. Ulmer's salary immediately preceding the conversion of the Bank from mutual to stock form. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for an automatic extension for one additional year upon authorization by the Board of Directors at the end of each year. The contract provides for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment contract is terminable by the employee upon 90 days' notice to the Bank. The employment contract provides for payment to the employee in the event there is a change in control of the Company or the Bank, as defined in such agreement, where employment terminates involuntarily in connection with such change in control or within 12 months thereafter, of the employee's salary through the end of the contract and an additional amount representing the employee's salary for the immediately preceding year, provided that payments under the agreement may not exceed an amount that would cause certain adverse tax consequences to the Bank and the employee under Section 280G of the Internal Revenue Code of 1986, as amended. Such termination payment is also provided on a similar basis in the event of a voluntary termination of employment in connection with a change in control that was at any time opposed by the Bank's or the Company's Board of Directors. Assuming a change in control were to take place as of the date hereof, the aggregate amount payable to Mr. Ulmer pursuant to this change in control provision would be approximately $354,435. The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

Certain Transactions

         The Bank's current loan policy provides that no loans will be made to officers and directors. Under prior loan policies, a loan was made to Gary R. Hill in the ordinary course of business and on the same terms, including collateral, but excluding interest rate, and conditions as those of comparable transactions prevailing at the time, and which does not involve more than normal risk of collectibility or present other unfavorable features. Mr. Hill received an adjustable rate residential loan which adjusts approximately 2% below market rates. The highest amount of such indebtedness outstanding during the last fiscal year was $65,550 and the balance and interest rate at September 30, 1996 were $62,631 and 5.25%, respectively.


                              INDEPENDENT AUDITORS

         The Board of Directors has renewed the Company's arrangement for KPMG Peat Marwick LLP to be its auditors for the 1997 fiscal year. A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office, 123 West Second Street North, Newton, Iowa no later than August 15, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Kevin D. Ulmer

                                     Kevin D. Ulmer
                                     President and Chief Executive Officer

Newton, Iowa
December 19, 1996

                                REVOCABLE PROXY

                            MID-IOWA FINANCIAL CORP.

                ANNUAL MEETING OF STOCKHOLDERS, JANUARY 20, 1997

     The undersigned hereby appoints the Board of Directors of Mid-Iowa Financial Corp. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on January 20, 1997 at Mid-Iowa Savings Bank, located at 123 West 2nd Street North, Newton, Iowa at 5:00 P.M., Newton, Iowa time, and at any and all adjournments thereof, as follows:

I. The election as directors of all nominees listed below. /_/ FOR  /_/ WITHHELD

               CARNEY D. LOUCKS   RALPH W. MCADOO

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

________________________________________________________________

       The Board of Directors recommends a vote "FOR" the listed proposal.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1996.

                                         Dated: ________________________________

                                         _______________________________________
                                               PRINT NAME OF STOCKHOLDER
                                         _______________________________________
                                               PRINT NAME OF STOCKHOLDER

                                         Please sign exactly as your name
                                         appears on the envelope in which this
                                         card was mailed. When signing as
                                         attorney, executor, administrator,
                                         trustee or guardian, please give your
                                         full title. If shares are held jointly,
                                         each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.